EXHIBIT 99.1

LETTER OF TRANSMITTAL
DORAL FINANCIAL CORPORATION

With Respect to the

OFFER TO EXCHANGE

Up to           Shares of Doral Financial Corporation Common Stock for up to $      Liquidation Preference of the Issued and Outstanding Shares of Doral Financial Corporation 4.75% Perpetual Cumulative Convertible Preferred Stock (CUSIP No. 25811P704)

Pursuant to the prospectus dated          , 2009

We are offering to exchange, upon the terms and subject to the conditions set forth in this letter of transmittal and in the related prospectus, all properly tendered and accepted shares of our 4.75% Perpetual Cumulative Convertible Preferred Stock (“convertible preferred stock”) for newly issued shares of our common stock, par value $0.01 per share (the “common stock”).

The terms and conditions of the exchange offer are set forth in the prospectus dated          , 2009 (the “prospectus”) and this letter of transmittal. Upon the terms and subject to the conditions set forth in this prospectus and in this letter of transmittal, for each share of convertible preferred stock tendered and accepted for exchange we are offering           shares of common stock. Because the number of shares of common stock to be issued in the exchange offer is fixed, changes in the trading prices of the common stock will result in the market value of the common stock you receive in exchange for tendering your shares being different than the value reflected above.

We will issue no more than           shares of our common stock in the exchange offer. Depending on the number of shares of our convertible preferred stock tendered in the exchange offer and the exchange ratio determined as described above, we may have to prorate tendered shares of convertible preferred stock to remain within this limit.

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON          , 2009, UNLESS EXTENDED OR EARLIER TERMINATED BY US (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). IN ORDER TO BE ELIGIBLE TO RECEIVE SHARES OF COMMON STOCK OFFERED UPON TENDER OF THE CONVERTIBLE PREFERRED STOCK PURSUANT TO THE EXCHANGE OFFER, HOLDERS OF CONVERTIBLE PREFERRED STOCK (“HOLDERS”) MUST TENDER AND NOT WITHDRAW THEIR SHARES OF CONVERTIBLE PREFERRED STOCK PRIOR TO THE EXPIRATION DATE. YOU MAY WITHDRAW SHARES OF CONVERTIBLE PREFERRED STOCK TENDERED IN THE EXCHANGE OFFER AT ANY TIME PRIOR TO THE EXPIRATION DATE. YOU SHOULD CAREFULLY REVIEW THE PROCEDURES FOR TENDERING SHARES OF CONVERTIBLE PREFERRED STOCK IN THE PROSPECTUS.

IN ORDER TO VALIDLY TENDER YOUR SHARES OF CONVERTIBLE PREFERRED STOCK, YOU MUST DELIVER A CONSENT (“CONSENT”) TO AMEND THE CERTIFICATE OF DESIGNATION OF THE CONVERTIBLE PREFERRED STOCK AS MORE FULLY DESCRIBED IN THE PROSPECTUS AND IN THE CONSENT SOLICITATION STATEMENT ATTACHED TO THE PROSPECTUS AS ANNEX A.

Completed letters of transmittal and any other documents required in connection with tenders of the convertible preferred stock listed above should be directed to the exchange agent at the address set forth below.

The exchange agent and information agent for the exchange offer is:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: tenderoffer@mackenziepartners.com

BY MAIL: P.O. Box 859208 Braintree, MA 02185-9208 Attention: Corporate Actions; Doral	BY OVERNIGHT COURIER: 161 Bay State Drive Braintree, MA 02184 Attention: Corporate Actions; Doral

By Facsimile:
(For Eligible Institutions only)
(781) 930-4942
Attention: Doral
Confirmation by Telephone:
(781) 930-4900

Any requests for information concerning the exchange offer or the consent solicitation, for assistance in connection with the exchange offer or the consent solicitation, or for additional copies of the exchange offer or related materials may be directed to the exchange agent at the address or telephone numbers set forth above. A Holder may also contact such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

DELIVERY OF THIS LETTER OF TRANSMITTAL OR THE CONSENT SOLICITATION FORM ATTACHED HERETO TO AN ADDRESS, OR TRANSMISSION HEREOF VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THE LETTER OF TRANSMITTAL OR GRANTING OF CONSENT.

Only shares of convertible preferred stock validly tendered and not properly withdrawn prior to the expiration date will be accepted for exchange. If a broker, dealer, commercial bank, trust company or other nominee holds your convertible preferred stock, such nominee may have an earlier deadline for accepting the offer. You should promptly contact the broker, dealer, commercial bank, trust company or other nominee that holds your shares of convertible preferred stock to determine its deadline.

The Company is not providing for guaranteed delivery procedures and therefore tendering holders must allow sufficient time for the necessary tender procedures to be completed during normal business hours of the Depository Trust Company (“DTC”) on or prior to the expiration date. If your interest as a holder of convertible preferred stock is in certificated form, you must deliver the preferred stock certificate to be exchanged, together with a written notice of your Consent in the manner specified herein and a properly completed letter of transmittal. Tenders not received by the exchange agent prior to the expiration date will be disregarded and have no effect.

Certain terms used but not defined herein have the meanings ascribed to them in the prospectus.

This letter of transmittal is to be used by holders of convertible preferred stock who wish to participate in the exchange offer. The instructions contained in this letter of transmittal should be read carefully and in their entirety before this letter of transmittal is completed.

Holders who do not wish to participate in the exchange offer but wish to deliver a Consent with respect to their shares of convertible preferred stock should detach and complete the consent solicitation form attached at the back of this letter of transmittal and deliver it to the exchange agent in any of the manners permitted below prior to the expiration date, and should follow the instructions relating to the deposit of any shares of convertible preferred stock corresponding to their Consent.

Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal may be directed to the exchange agent.

ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:

DESCRIPTION OF SHARES OF CONVERTIBLE PREFERRED STOCK TENDERED

CUSIP Number of
Shares of Convertible Preferred Stock Tendered	Liquidation Preference Tendered
25811P704	$

METHOD OF DELIVERY

Shares of convertible preferred stock not tendered in certificated form are being delivered by book-entry transfer made to the account maintained by the exchange agent at DTC. Please complete the following (for use by Eligible Institutions only):

Name of Tendering Institution:

Liquidation Preference of Convertible Preferred Stock Being Tendered:

DTC Participant Number:

Account Number:	Transaction Code Number:

Shares of convertible preferred stock tendered in certificated form are being delivered by physical delivery of the convertible preferred stock certificate to be exchanged, and a properly completed letter of transmittal.

CONSENT INSTRUCTIONS FOR TENDERING HOLDERS

YOU MUST CHECK THE BOX BELOW IN ORDER TO VALIDLY TENDER YOUR SHARES OF CONVERTIBLE PREFERRED STOCK.

If you are a record holder of the shares of convertible preferred stock set forth in the box above entitled “Description of Shares of Convertible Preferred Stock Tendered”, in order to validly tender your shares, you must check the first box below under “Tendering Record Holders” to execute a written consent in favor of the Convertible Preferred Stock Amendment.

If you are a beneficial owner of shares of convertible preferred stock, contact your bank, broker, custodian, commercial bank, trust company or other nominee promptly and instruct it to give a written consent on your behalf, in the manner specified in this letter of transmittal, with respect to such shares of convertible preferred stock, in favor of the Convertible Preferred Stock Amendment.

The Consent is more fully described in the prospectus and in the consent solicitation statement attached to the prospectus as Annex A (the “consent solicitation statement”).

CONSENT BY TENDERING RECORD HOLDERS

☐	I HEREBY CERTIFY THAT I AM A RECORD HOLDER AND HEREBY INFORM THE EXCHANGE AGENT OF MY WRITTEN CONSENT IN FAVOR OF THE CONVERTIBLE PREFERRED STOCK AMENDMENT DESCRIBED BELOW UNDER “CONSENT.”

If no box is marked below with respect to any proposal, you will be deemed to have checked the box marked “Give Consent” with respect to such proposal. Any tender that is submitted with any “Abstain” or “Withhold Consent” box checked will be rejected as an invalid tender.

CONSENT

Proposal to approve the Convertible Preferred Stock Amendment set forth in the consent solicitation statement	Give Consent	Withhold Consent	Abstain

	☐	☐	☐

If you are a Holder of shares of convertible preferred stock and you wish to give consent but are not tendering your shares of convertible preferred stock for exchange in the exchange offer, you should carefully read and complete the consent solicitation form attached to this letter of transmittal. You will be required to deposit your shares of convertible preferred stock with the exchange agent.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the prospectus (the “prospectus”) included in the Company’s registration statement on Form S-4 filed with the Securities and Exchange Commission on          , 2009, as amended prior to the expiration date (the “Registration Statement”).

Upon the terms and subject to the conditions set forth in the prospectus and this letter of transmittal, the undersigned hereby: (i) tenders to the Company the shares of convertible preferred stock set forth in the box above entitled “Description of Shares of Convertible Preferred Stock Tendered;” (ii) either (a) grants its consent in favor of the Consent, or (b) instructs its bank, broker, custodian, commercial bank, trust company or other nominee promptly to give the Consent on its behalf; (iii) subject to and effective upon acceptance for exchange of the shares of convertible preferred stock tendered herewith, irrevocably constitutes and appoints the exchange agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to any such tendered shares of convertible preferred stock, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such shares of convertible preferred stock, or transfer ownership of such shares of convertible preferred stock on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such shares of convertible preferred stock for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such shares of convertible preferred stock (except that the exchange agent will have no rights to, or control over, the shares of common stock issued in respect of such shares of convertible preferred stock, except as the undersigned’s agent, all in accordance with the terms of the exchange offer); (iv) requests that common stock issued in exchange for tendered shares of convertible preferred stock in connection with the exchange offer be issued to the order of the undersigned; and (v) requests that any shares of convertible preferred stock representing liquidation preference not tendered or not accepted for exchange be credited to such DTC participant’s account or be returned to the undersigned.

If the undersigned is a record holder and has failed to check a box with respect to any proposals set forth above under “Consent,” the undersigned shall be deemed to have checked the box below “Give Consent” with respect to the Consent. The undersigned understands that any tender that is submitted with any “Abstain” or “Withhold Consent” box checked will be rejected as an invalid tender.

The undersigned hereby acknowledges receipt of: (i) the prospectus and this letter of transmittal, which together constitute the Company’s offer to exchange newly issued shares of common stock for up to $      liquidation preference of issued and outstanding shares of convertible preferred stock that are validly tendered and not validly withdrawn in the exchange offer and (ii) the consent solicitation statement.

The undersigned hereby represents and warrants that:  (i) the undersigned has full power and authority to tender, sell, assign and transfer the shares of convertible preferred stock tendered hereby; (ii) upon its acceptance of any tendered shares of convertible preferred stock, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that such shares of convertible preferred stock will not be subject to any adverse claim; and (iii) (a) the undersigned has a net long position in the convertible preferred stock being tendered pursuant to the exchange offer within the meaning of Rule 14e-4 under the Exchange Act and (b) the tender of such convertible preferred stock complies with Rule 14e-4.

Subject to and effective upon acceptance for exchange of, and issuance of shares of common stock for, the shares of convertible preferred stock tendered herewith, the undersigned hereby: (i) irrevocably, sells, transfers, conveys and assigns to or upon the order of the Company, all right, title and interest in and to the shares of convertible preferred stock tendered hereby; (ii) waives any and all other rights with respect to such shares of convertible preferred stock (including with respect to any existing or past defaults and their consequences in respect of such shares of convertible preferred stock); (iii) releases and discharges the Company from any and all claims that the undersigned may have now, or may have in the future, arising out of, or related to, such shares of convertible preferred stock, including any claims that the undersigned is entitled to receive additional payments with respect to such shares of convertible preferred stock or to participate in any redemption of such shares of convertible preferred stock, and (iv) represents that (a) the undersigned is not located or resident in Italy, and did not receive the prospectus or any invitation to participate in the exchange offer in Italy and the undersigned is not acting on behalf of investors located or resident in Italy; (b) the undersigned is not located or resident in the United Kingdom or, if the undersigned is located or resident in the United Kingdom, the undersigned is a person falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Promotion Order) or within Article 43 of the Financial Promotion Order, or to whom the prospectus and any other documents or materials relating to the exchange offer may otherwise lawfully be communicated in accordance with the Financial Promotion Order; (c) the undersigned is not located or resident in Belgium or, if the undersigned is located or resident in Belgium, the undersigned is a qualified investor, in the sense of Article 10 of the Belgian Public Offer Law, acting on the undersigned’s sole account; and (d) the undersigned is not located or resident in France or, if the undersigned is located or resident in France, the undersigned is a (i) provider of investment services relating to portfolio management for the account of third parties and/or (ii) qualified investor (Investisseur Qualifié) other than an individual (as defined in, and in accordance with, Articles L.411-2 and D.411-1 of the French Code Monétaire et Financier), acting on the undersigned’s sole account, such representations to be repeated on the expiration date and on the settlement date.

The undersigned acknowledges and agrees that upon acceptance for exchange of the shares of convertible preferred stock tendered herewith, without any further action, all other powers of attorney, proxies and consents given by the undersigned with respect to such shares of convertible preferred stock or the common stock to be received in exchange for such shares of convertible preferred stock will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned (and, if given, will not be effective), except for powers of attorney, proxies, consents or revocations contemplated hereby.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable: to complete the sale, assignment and transfer of the shares of convertible preferred stock tendered hereby and, if the undersigned is a record holder, to grant a Consent in favor of the Convertible Preferred Stock Amendment. All authority conferred or agreed to be conferred in this letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn (and the related Consent revoked) only in accordance with the procedures set forth in the section of the prospectus entitled “The Exchange Offer — Withdrawal of Tenders.”

The undersigned hereby agrees that: (i) no tender of shares of convertible preferred stock is valid until any defect or irregularity in connection with tenders of shares of convertible preferred stock is cured within such time as the Company determines, unless waived by the Company; (ii) none of the Company, the exchange agent, the information agent, the dealer manager or any other person is under any duty to give notice of any defects or irregularities in the tenders of shares of convertible preferred stock or will incur any liability to holders for failure to give any such notice; (iii) a tender of shares of convertible preferred stock and the Consent granted hereby will constitute a binding agreement between us upon the terms and subject to the conditions of the exchange offer; and (iv) all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of convertible preferred stock will be determined by the Company in its sole discretion and such determination shall be final and binding.

The undersigned shall indemnify and hold harmless each of the Company, the information agent and exchange agent (each, an “Indemnified Party”) against any losses, claims, damages or liabilities, joint or several, to which any Indemnified Party may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a breach of the foregoing representations and warranties and will reimburse any Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred.

PLEASE SIGN HERE
SIGNATURE REQUIRED

This letter of transmittal must be signed by the registered Holder(s) exactly as their name(s) appear(s) on a security position listing as the owner of the convertible preferred stock on the books of DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act.

(Signature(s) of Registered Holder(s) or

Authorized Signatory):

Dated:  , 2009

Name(s):
(Please Type or Print)

Capacity (full title):

Address:
(Including Zip Code)

Area Code and Telephone No.:

IMPORTANT: Complete Substitute Form W-9 or appropriate other form, as applicable

SIGNATURE GUARANTEE
(See instructions 1 and 3. Place medallion guarantee in the space below)

(Name of Eligible Institution Guaranteeing Signature(s))
(Address, including Zip Code, and Telephone Numbers (including area code) of Firm)
(Authorized Signature)
(Printed Name)
(Title)

Dated:  , 2009

INSTRUCTIONS FORMING PART OF THE TERMS AND
CONDITIONS OF THE EXCHANGE OFFER

IMPORTANT: IN ORDER FOR YOU TO PARTICIPATE IN THE EXCHANGE OFFER, THE EXCHANGE AGENT MUST RECEIVE, ON OR BEFORE THE EXPIRATION DATE, THIS LETTER OF TRANSMITTAL AND YOUR CERTIFICATES IN THE CASE OF SHARES BEING PHYSICALLY DELIVERED OR, IN THE CASE OF SHARES OF CONVERTIBLE PREFERRED STOCK DELIVERED BY BOOK-ENTRY TRANSFER THROUGH DTC, AN AGENT’S MESSAGE AND A DTC CONFIRMATION.

1.	Guarantee of Signatures.

All signatures on this letter of transmittal must be guaranteed by a firm that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program or is otherwise an “eligible guarantor institution” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (generally a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office in the United States) (an “Eligible Institution”), unless: (i) this letter of transmittal is signed by the registered holder of the shares of convertible preferred stock tendered therewith and the common stock issued in exchange for shares of convertible preferred stock is to be issued in the name of and delivered to, or if any shares of convertible preferred stock not accepted for exchange are to be returned to, such holder or (ii) such shares of convertible preferred stock are tendered for the account of an Eligible Institution.

2.	Delivery of Letter of Transmittal.

This letter of transmittal is to be used by each holder of the shares of convertible preferred stock if delivery of shares of convertible preferred stock is to be made by book-entry transfer, and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”). This letter of transmittal need not be completed by a Holder tendering through ATOP. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on or before the expiration date.

DTC participants may electronically transmit their acceptance of the exchange offer by causing DTC to transfer their shares of convertible preferred stock to the exchange agent in accordance with DTC’s ATOP procedures for such a transfer. DTC will then send an Agent’s Message to the exchange agent. The term “Agent’s Message” means a message transmitted by DTC, received by the Company and forming part of the book-entry confirmation, to the effect that: (i) DTC has received an express acknowledgment from a participant in ATOP that it is tendering its shares of convertible preferred stock and it is consenting to the Convertible Preferred Stock Amendment; (ii) such participant has received and agrees to be bound by this letter of transmittal to the same extent as if it tendered shares of convertible preferred stock pursuant to a manually executed letter of transmittal and (iii) the agreement may be enforced against such participant. Accordingly, this letter of transmittal need not be completed by a holder tendering through ATOP. However, the Holder will be bound by the terms of this letter of transmittal and the prospectus. Delivery of documents to DTC does not constitute delivery to the exchange agent.

If the Holder beneficially owns shares of convertible preferred stock that are held by or registered in the name of a bank, broker, custodian commercial bank, trust company or other nominee and the Holder wishes to participate in the exchange offer, the Holder must promptly contact the Holder’s bank, broker, custodian, commercial bank, trust company or other nominee to instruct it to tender the Holder’s shares of convertible preferred stock, to agree to the terms of this letter of transmittal, including, if the Holder is a beneficial owner of shares of convertible preferred stock, the giving of a Consent set forth herein. Holders are urged to instruct their bank, broker, custodian, commercial bank, trust company or other nominee at least five business days prior to the expiration date in order to allow adequate processing time for the instruction. Tenders not received by the exchange agent on or prior to the expiration date will be disregarded and have no effect.

If the Holder owns shares of convertible preferred stock in certificated form, the Holder must complete and manually sign this letter of transmittal together with a Consent. The executed letter of transmittal together with a Consent and the Holder’s certificates to be tendered must be delivered to the exchange agent prior the expiration date. Such Holders are urged to make their delivery to the exchange agent at least five days prior to the expiration date to allow adequate processing time.

Holders desiring to tender shares of convertible preferred stock prior to the expiration date through DTC’s ATOP should note that such Holders must allow sufficient time for completion of DTC’s ATOP procedures during the normal business hours of DTC prior to such date. The method of delivery of this letter of transmittal is at the Holder’s own option and risk, and the delivery will be deemed made only when actually received by the exchange agent. Likewise, tenders via DTC’s ATOP shall be deemed made only when timely confirmed by DTC. In all cases, the Holder should allow sufficient time to ensure timely processing of the Holder’s tender.

The Company is not providing for guaranteed delivery procedures and therefore tendering holders must allow sufficient time for the necessary tender procedures to be completed prior to the expiration date. If your interest as a Holder is in certificated form, you must deliver the convertible preferred stock certificate to be exchanged, together with a written notice of your Consent in the manner specified herein and a properly completed letter of transmittal. Tenders not received by the exchange agent prior to the expiration date will be disregarded and have no effect.

3.	Signatures on letter of transmittal.

If any shares of convertible preferred stock tendered hereby are held of record by two or more persons, all such persons must sign this letter of transmittal. If any shares of convertible preferred stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of such shares of convertible preferred stock. If this letter of transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority so to act must be submitted.

4.	Withdrawal Procedures.

Holders who wish to exercise their right of withdrawal with respect to the shares which were tendered in certificated form must give written notice of withdrawal. Any such notice of withdrawal must (i) specify the name of the Holder who tendered the convertible preferred stock to be withdrawn, (ii) contain the aggregate liquidation preference represented by such convertible preferred stock, (iii) contain a statement that such Holder is withdrawing the election to tender such Holder’s convertible preferred stock, and (iv) be signed by the Holder in the same manner as the original signature on the letter of transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the convertible preferred stock. Any notice of withdrawal must identify the convertible preferred stock to be withdrawn, including the name and number of the account at DTC to be credited, and otherwise comply with the procedures of DTC.

For a withdrawal of convertible preferred stock in book-entry format to be effective, the exchange agent must receive a written or facsimile transmission containing a notice of withdrawal before 11:59 p.m., New York City time, on the expiration date, by a properly transmitted “Request Message” through ATOP.

Holders who wish to withdraw their shares of convertible preferred stock which were previously tendered or delivered for purposes of giving a Consent through a bank, broker, custodian or other nominee, should contact their bank, broker, custodian, commercial bank, trust company or other nominee for instructions on how to withdraw their shares of convertible preferred stock.

Any shares of convertible preferred stock validly withdrawn will not have been validly tendered for purposes of the exchange offer unless the shares of convertible preferred stock so withdrawn are validly re-tendered in accordance with the procedures described in the prospectus and this letter of transmittal.

Any withdrawal of shares of convertible preferred stock will constitute a revocation of the Consent delivered with respect to such shares of convertible preferred stock. A holder may validly withdraw shares of convertible preferred stock that the Holder tenders or shares of convertible preferred stock deposited with the exchange agent in connection with granting a Consent at any time prior to the expiration date. If the exchange offer is terminated, the convertible preferred stock tendered pursuant to the exchange offer will be promptly returned to the tendering Holders.

5.	Waiver of Conditions.

The Company reserves the absolute right in its sole discretion to waive any of the specified conditions, in whole or in part, of the exchange offer prior to the expiration date, other than the condition relating to the effectiveness of the Registration Statement.

6.	Questions and Requests for Assistance or Additional Copies.

Questions or requests for assistance may be directed to the information agent at its address and telephone numbers, as set forth on the front of this letter of transmittal. Requests for additional copies of the prospectus, this letter of transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the information agent, and copies will be furnished promptly at the Company’s expense. Holders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the exchange offer.

7.	Validity; Irregularities.

All questions as to the form of documents and the validity (including time of receipt), and acceptance for exchange of any tender of shares of convertible preferred stock and Consent and any withdrawal of the shares of convertible preferred stock will be determined by the Company, in its sole discretion, and its determination will be final and binding. Alternative, conditional or contingent tenders of shares of convertible preferred stock will not be considered valid. The Company reserves the absolute right, in its sole discretion, to reject any and all tenders of shares of convertible preferred stock that it determines are not in proper form or the acceptance of or exchange for which, in the Company’s opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tenders in any tender of any shares of convertible preferred stock.

Any defect or irregularity in connection with tenders of shares of convertible preferred stock must be cured within such time as the Company determines, unless waived by the Company. Tenders of shares of convertible preferred stock shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by us) will not constitute a valid tender of shares of convertible preferred stock. None of the Company, the exchange agent, the information agent, the dealer manager or any other person will be under any duty to give notice of any defects or irregularities in the tenders of shares of convertible preferred stock, or will incur any liability to holders for failure to give any such notice.

8.	Taxpayer Identification Number.

Please refer to the Section entitled “Important Tax Information” for information about completing a Substitute Form W-9 or an appropriate other form, as applicable.

FAILURE TO COMPLETE SUBSTITUTE FORM W-9 OR AN APPROPRIATE OTHER FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

9.	Transfer Taxes.

Except as set forth in this Instruction 9, the Company will pay or cause to be paid any transfer taxes with respect to the exchange and transfer of any shares of convertible preferred stock to the Company pursuant to the exchange offer. If the shares of common stock to be delivered as payment in the exchange offer are to be issued to any persons other than the registered owners, or if tendered shares of convertible preferred stock are registered in the name of any persons other than the persons signing this letter of transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

10.	Plan of Reorganization.

For United States federal income tax purposes: (i) the exchange of convertible preferred stock for common stock will qualify as a “recapitalization”, within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended and (ii) it is intended that this letter of transmittal, in combination with the prospectus, will constitute a plan of reorganization, within the meaning of Treasury Regulation Section 1.368-2(g). It is intended that, for Puerto Rico income tax purposes: (i) the exchange of convertible preferred stock for common stock will be treated as a recapitalization pursuant to the applicable provisions of the Puerto Rico Internal Revenue Code of 1994, as amended (the “PR Code”) and (ii) this letter of transmittal, in combination with the prospectus, shall constitute a plan of reorganization, within the meaning of the applicable provisions of the PR Code. For a discussion of the United States federal and Puerto Rico income tax considerations of participating in the exchange offer please see the sections of the prospectus titled “Certain United States Federal Income Tax Considerations” and “Certain Puerto Rico Tax Considerations.”

IMPORTANT: THIS MANUALLY SIGNED LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH AN AGENT’S MESSAGE), AND CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

11.	Conflicts.

In the event of any conflict between the terms of the prospectus and the terms of this letter of transmittal, the terms of the prospectus will control.

IMPORTANT TAX INFORMATION

To ensure compliance with Internal Revenue Service Circular 230, Holders and other Payees are hereby notified that any discussion of tax matters set forth in this letter of transmittal was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used, for the purpose of avoiding tax-related penalties under federal, state or local tax law. Holders should seek advice based on their particular circumstances from an independent tax advisor.

Under U.S. federal income tax law, a tendering Holder whose convertible preferred stock is accepted for exchange and any other payee (each a “Payee”) may be subject to backup withholding unless the Payee provides the exchange agent with either (i) such Payee’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such Payee is awaiting a TIN), (B) that the Payee is not subject to backup withholding because (x) such Payee is exempt from backup withholding, (y) such Payee has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the Payee that he or she is no longer subject to backup withholding and (C) that the Payee is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such Payee is an individual, the TIN is such Payee’s social security number. If the exchange agent is not provided with the correct TIN, the Payee may also be subject to certain penalties imposed by the Internal Revenue Service and any reportable payments that are made to such Payee may be subject to backup withholding (see below).

Certain Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt Payees (other than certain foreign individuals, as described below) should indicate their exempt status on the Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the Payee must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8BEN can be obtained from the exchange agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. Payees are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the exchange agent is required to withhold 28% of any reportable payments made to the Payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished in a timely manner. The exchange agent cannot refund amounts withheld by reason of backup withholding.

A Payee who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the Payee has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the exchange agent will withhold 28% of all reportable payments made prior to the time a properly certified TIN is provided to the exchange agent. The Payee is required to give the exchange agent its TIN (e.g., social security number or employer identification number). If the convertible preferred stock is in more than one name or is not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME:

PAYEE INFORMATION (please print or type)

Name (as shown on your income tax return):

Business name if different from above:

Check appropriate box:	☐ Exempt from backup withholding
☐ Individual/Sole Proprietor
☐ Corporation
☐ Partnership
☐ Limited Liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership):
☐ Other

Address (number, street, and apt. or suite no.):

City, State and ZIP code:

Substitute Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 2 — Certification —
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
	(3) I am a U.S. person (including a U.S. resident alien).	Part 3 — Awaiting TIN ☐

CERTIFICATE INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here:

Signature

Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give the
SOCIAL SECURITY
For this type of account:		number of —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined account fund, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

Give the EMPLOYER
For this type of account:		IDENTIFICATION number of
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	The legal entity[4]
8.	Corporate or LLC checking corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
2.	Circle the minor’s name and furnish the minor’s social security number.
3.	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
4.	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1-(800)-TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX ON THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice. — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

DETACH HERE
DO NOT SUBMIT THIS CONSENT SOLICITATION FORM IF YOU ARE TENDERING SHARES OF CONVERTIBLE PREFERRED STOCK IN THE EXCHANGE OFFER

DORAL FINANCIAL CORPORATION

Consent Solicited on Behalf of the Board of Directors of Doral Financial Corporation

I, the undersigned, hereby do consent to the Convertible Preferred Stock Amendment on behalf of all of the shares of convertible preferred stock I hold in accordance with the instructions given herein.

I, the undersigned, hereby certify that (a) I am a record holder of the shares of convertible preferred stock set forth below and (b) I have not tendered such shares of convertible preferred stock in the exchange offer currently being conducted by Doral Financial Corporation as described in the prospectus dated          , 2009 and this letter of transmittal.

*     *     *

This consent solicitation form, when properly executed, will be used in the manner directed herein. If no direction is made, this consent solicitation form will be used to GIVE CONSENT to the Convertible Preferred Stock Amendment.

A holder desiring to deliver a Consent without tendering shares of convertible preferred stock must deposit the corresponding shares of convertible preferred stock with the exchange agent until the settlement date, or until after the Company terminates the exchange offer or the holder validly withdraws all such shares of convertible preferred stock previously deposited, which withdrawal will automatically revoke the holder’s Consent in respect of such withdrawn shares. A holder may withdraw shares of convertible preferred stock deposited with the exchange agent for the purpose of giving the holder’s Consent, on or prior to the expiration of the exchange offer. All shares of convertible preferred stock deposited for the purpose of giving the holder’s Consent and which were not deposited to be tendered for exchange in the exchange offer will be returned, without expense, to the holder promptly following the settlement date, or as promptly as practicable after termination by the Company of the exchange offer or the holder’s valid withdrawal of the holder’s shares of convertible preferred stock, automatically revoking the holder’s Consent.

If the holder beneficially owns shares of convertible preferred stock that are held by or registered in the name of a bank, broker, custodian or other nominee and the holder wishes to deliver a Consent without tendering shares of convertible preferred stock, the holder must promptly contact the holder’s bank, broker, custodian, commercial bank, trust company or other nominee to instruct it to deposit the holder’s shares of convertible preferred stock with the exchange agent and to agree to the terms of this consent solicitation form. Holders are urged to instruct their bank, broker, custodian, commercial bank, trust company or other nominee at least five business days prior to the expiration date in order to allow adequate processing time for the instruction. Consents not received by the exchange agent on or prior to the expiration date and Consents received on or prior to the expiration date but not accompanied by deposit with the exchange agent of the corresponding shares of convertible preferred stock will be deemed to have withheld consent for the Convertible Preferred Stock Amendment.

NOTE: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. All signatures on this consent solicitation form must be guaranteed by a firm that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program or is otherwise an “eligible guarantor institution” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (generally a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office in the United States).

PLEASE PROVIDE THE FOLLOWING INFORMATION:

DTC Participant Name:

DTC Participant Number:

Number of shares of convertible preferred stock (CUSIP No. 25811P704):

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DO NOT SUBMIT THIS CONSENT SOLICITATION FORM IF YOU ARE TENDERING
SHARES OF CONVERTIBLE PREFERRED STOCK IN THE EXCHANGE OFFER

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
DORAL FINANCIAL CORPORATION

The undersigned hereby acknowledges receipt of the consent solicitation statement in connection with the Consent, with respect to all outstanding shares of 4.75% Perpetual Cumulative Convertible Preferred Stock.

**********

TO GIVE CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE CONSENT, CHECK THE APPROPRIATE BOX BELOW AND SIGN, DATE AND RETURN THIS CONSENT SOLICITATION FORM. IF NO BOX IS MARKED BELOW WITH RESPECT TO THE CONSENT, AND THIS CONSENT SOLICITATION FORM IS SIGNED, DATED AND RETURNED, THE UNDERSIGNED WILL BE DEEMED TO HAVE GIVEN CONSENT TO THE CONVERTIBLE PREFERRED STOCK AMENDMENT. IF THIS CONSENT SOLICITATION FORM IS NOT RETURNED AND SHARES OF CONVERTIBLE PREFERRED STOCK HELD BY THE UNDERSIGNED ARE NOT OTHERWISE VALIDLY TENDERED IN THE EXCHANGE OFFER, THE UNDERSIGNED WILL BE DEEMED TO HAVE WITHHELD CONSENT FOR THE CONVERTIBLE PREFERRED STOCK AMENDMENT.

Proposal to approve the Convertible Preferred Stock Amendment set forth in the consent solicitation statement attached to the prospectus as Annex A	Give Consent ☐	Withhold Consent ☐	Abstain ☐

Please provide the information below and sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. As noted on the reverse side, signatures must be medallion guaranteed.

Date: , 2009

Signature

Signature if held jointly

DETACH HERE

Any questions and requests for assistance may be directed to the information agent at the address and telephone numbers set forth below. Additional copies of the prospectus, the consent solicitation statement, this letter of transmittal and any related documents may be obtained from the information agent at the address and telephone numbers set forth below. Questions regarding the terms of the exchange offer may be directed to the dealer manager at its address and telephone number set forth below. Holders of shares of convertible preferred stock may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the exchange offer.

The information agent and exchange agent for the exchange offer is:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885

Email: tenderoffer@mackenziepartners.com

The dealer manager for the exchange offer is:

UBS Investment Bank

677 Washington Boulevard
Stamford, Connecticut 06901
Attention: Liability Management Group
U.S. Toll-Free: (888) 719-4210
Call Collect: (203) 719-4210